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                                                                   EXHIBIT 10.29

                          PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated as of February 5, 1999, is made by and between MICROTEL INTERNATIONAL, INC., a Delaware corporation, ("Pledgor"), and SIRROM CAPITAL CORPORATION, a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee ("Lender").

                                    RECITALS:

         WHEREAS, pursuant to that certain Debenture Purchase Agreement dated September 25, 1997, as amended, by and between Digital Transmission Systems, Inc., a Delaware corporation ("Borrower"), and Lender, as amended, modified or extended from time to time (the "Loan Agreement"), Lender has made a loan to Borrower in the present principal amount of $2,000,000.00 (the "Loan"). The Loan is evidenced by the "Debenture," as defined in the Loan Agreement (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note"); and

         WHEREAS, it is a condition of Lender's agreement to amend the Loan to Borrower that Pledgor execute and deliver this Agreement to Lender; and

         WHEREAS, Pledgor desires to execute and deliver this Agreement to Lender in order to induce Lender to make the Loan, which will be to the direct interest, advantage and benefit of Pledgor, which is a shareholder of Borrower.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the foregoing, and to enable Pledgor to obtain the Loan and to induce Lender to make the Loan and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:

         1. Pledge. As collateral security for the payment and performance in full of the obligations of Borrower under the Loan Agreement and the Note (collectively the "Obligations"), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, all common stock of Digital Transmission Systems, Inc., a Delaware corporation, or its successor, which Pledgor may now or hereafter own, including, but not limited to, the presently owned stock described in Schedule I hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively referred to as the "Pledged Securities");

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         TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth.

         Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered. In the event that additional securities of the issuer listed on
Schedule 1 are issued to Pledgor, Pledgor agrees to promptly deliver the certificates representing such securities together with stock powers endorsed in blank, to Lender as part of the collateral pledged hereunder and such securities shall constitute part of the Pledged Securities. Pledgor agrees that any stock of Digital Transmission Systems, Inc. or its successor over which Pledgor may now or hereafter acquire through a subsidiary or otherwise shall be subject to this Agreement and shall become part of the Pledged Securities hereunder.

         2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure prompt payment and performance of the Obligations.

         3. Representations and Warranties. Pledgor hereby represents and warrants to Lender (a) that Pledgor is the legal and equitable owner of the Pledged Securities, (b) that Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, (c) that any consent or approval of any governmental body or regulatory authority, or of any other party, that was or is necessary to the validity of this pledge, has been obtained, and (d) that the Pledged Securities are not subject to any limitations, restrictions, or obligations pursuant to any shareholder agreement, voting trust agreement or similar instrument.

         4. Registration in Nominee Name; Denominations. Upon the occurrence and continuation of an Event of Default under the Loan Agreement, Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Pledgor, endorsed or assigned in blank or in favor of Lender. Upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         5. Remedies Upon Default. Upon the occurrence of an Event of Default under and as defined in the Loan Agreement, then, and in any such event, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee, and without limiting the foregoing, Lender may (a) collect any and all amounts


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payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate, including without limitation, at Lender's option, the purchase of all or any part of said securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

         6. Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 5 hereof, and the proceeds of the exercise of any of Lender's other remedies hereunder, shall be applied by Lender in the manner set forth in the Loan Agreement.

         7. Reimbursement of Lender. Pledgor agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorneys' fees, incurred by it in connection with the enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it in the enforcement hereof against Pledgor, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

         8. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

         9. [This Section intentionally left blank].

         10. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Obligations and their respective successors and assigns.

         11. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the parties hereto. Time is of the essence with respect to the obligations of Pledgor pursuant to this Agreement.

         12. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may


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at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

         13. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

         14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         15. Voting. As long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise all voting and consensual powers with respect to the Pledged Securities. Immediately and without further notice to the Pledgor, upon the occurrence of any Event of Default, Lender shall have the right, at its election, to exercise all voting and consensual rights with respect to the Pledged Securities, and the Pledgor shall exercise and deliver to Lender such proxies as shall be necessary to permit Lender's exercise of such voting and consensual rights.

         16. Consent to Jurisdiction; Exclusive Venue. Borrower hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

         17. Waiver of Trial by Jury. LENDER AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         18. Unconditional Obligations of Pledgor. The obligations of Pledgor under this Agreement are absolute and unconditional. The validity of this Agreement shall not be impaired by any event whatsoever, including, but not limited to, (a) the merger, consolidation, dissolution, cessation of business or liquidation of Borrower, (b) the financial decline or bankruptcy of Borrower,
(c) the failure of any other party to guarantee or to pledge collateral as security for the Obligations, (d) Lender's compromise or settlement with or without release of Borrower or any other party liable for the Obligations, (e) Lender's release of any collateral for the Obligations, (e) Lender's failure to file suit against Borrower (regardless of whether the Borrower is becoming insolvent, is about to leave the state, or any other circumstance), (g) Lender's failure to give Pledgor notice of default by Borrower, (h) the unenforceability of the Obligations against Borrower due to bankruptcy discharge, counterclaim or for any other reason, (i) Lender's acceleration of the Obligations at any time,
(j) the

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extension, modification or renewal of the Obligations, (k) Lender's failure to undertake or exercise diligence in collection efforts against any party or property, (1) the termination of any relationship of Pledgor with any Borrower,
(m) any Borrower's change of name or use of any name other than the name used to identify Borrower in this Agreement, or (n) Borrower's use of the credit extended for any purpose whatsoever.

         18. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

         19. Pledge as Assurance of Payment. This Agreement encumbers the Pledged Securities to secure the payment and performance of the Obligations and not merely to secure the collection thereof. Accordingly, Lender may enforce this Agreement against the Pledged Securities without first instituting collection proceedings against Borrower.

            [The remainder of this page is intentionally left blank]


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     IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.


WITNESS:                           PLEDGOR:

-------------------------          MICROTEL INTERNATIONAL, INC.

                                   By:  /s/ J.P. Butler
                                      -------------------------
                                   Title: CFO
                                         ----------------------


                                   LENDER:

                                   By: /s/
                                      -------------------------
                                   Title: Vice President
                                         ----------------------


     The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the pledge of the Pledged Securities under the Pledge Agreement. In particular, the undersigned acknowledges and confirms that Lender has been designated as the only registered pledgee of the Pledged Securities.


                                   DIGITAL TRANSMISSION SYSTEMS, INC.

                                   By:
                                      -------------------------------
                                   Title: Pres & CEO
                                         ----------------------------


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                                    SCHEDULE 1

                               PLEDGED SECURITIES

                                    No. of
              Issuer                Shares         Class       Certificate Nos.
---------------------------    ---------------   ----------   ------------------
 Digital Transmission
   Systems, Inc.

                                  STOCK POWER
                                  -----------


     FOR VALUE RECEIVED, the undersigned does hereby assign and transfer unto _______________________ the capital stock owned by the undersigned in Digital Transmission Systems, Inc., a Delaware corporation (the "Company") standing in the name of the undersigned on the books of the Company, now or hereafter owned by the undersigned and does hereby irrevocably constitute and appoint _______________________ as attorney-in-fact for the undersigned to transfer said stock on the books of the Company with full power of substitution on the premises.


     This Stock Power may be delivered only upon the occurrence and continuation of an Event of Default under that Debenture Purchase Agreement dated September 25, 1997, as amended, by and between Digital Transmission Systems, Inc., a Delaware corporation, and Sirrom Capital Corporation, d/b/a Tandem Capital.

     Dated this 12th day of February, 1999


                                   MICROTEL INTERNATIONAL, INC.

                                   By:  /s/ J.P. Butler
                                      -------------------------
                                   Title: CFO
                                         ----------------------
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                                IRREVOCABLE PROXY

                                February 5, 1999

 Sirrom Capital Corporation
 500 Church Street
 Suite 200
 Nashville, TN 37219

 Ladies and Gentlemen:

         Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between the undersigned ("Pledgor") and Sirrom Capital Corporation ("Lender") pursuant to which Pledgor has pledged to you certain of its voting shares (the "Shares") in Digital Transmission Systems, Inc. (the "Borrower") as security for obligations of Borrower to Lender under that certain "Loan Agreement," as defined in that certain Pledge and Security Agreement of even date herewith, between Lender and Borrower (the "Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Agreement.

         At all times after the occurrence and during the continuance of an Event of Default, the undersigned hereby irrevocably appoints Lender as attorney and proxy, with full power of substitution, to vote or express written consent or dissent in such manner as such attorney and proxy, or its substitute, shall, in its sole discretion, deem proper and otherwise act (including pursuant to any action taken by the shareholders of Borrower in writing without a meeting) with respect to all of the Shares which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of Borrower, or pursuant to written action taken in lieu of any such meeting or otherwise.

         THIS PROXY IS IRREVOCABLE, IS COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY UNTIL ALL OBLIGATIONS HAVE BEEN PAID IN FULL and is granted in consideration of and as an inducement to cause Lender to enter into the transactions contemplated by the Agreement. This proxy shall revoke any other proxy granted by Pledgor at any time with respect to the Shares and no subsequent proxies will be given with respect thereto by Pledgor. In addition, if subsequent to the date hereof and after the occurrence and during the continuance of an Event of Default under the Agreement, Pledgor is entitled to vote the Shares for any purpose, Pledgor shall take all actions necessary to vote the Shares pursuant to instructions received from Lender.
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     This irrevocable proxy shall continue in full force and effect until all
Obligations have been fully and indefeasibly paid and or satisfied, at which time all rights under this proxy shall immediately terminate without further action of any kind.

                                   MICROTEL INTERNATIONAL, INC.

                                   By:  /s/ J.P. Butler
                                      -------------------------
                                   Title: CFO
                                         ----------------------